Other Financial Liabilities - Summary of Other Financial Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Subclassifications of assets, liabilities and equities [Abstract]
Derivative not designated as hedges - foreign exchange forward contract			¥ 140
Finance lease liabilities (Note 31)	¥ 79	$ 12	108
Total	79	12	248
Current	33	5	178
Non-current	46	7	70
Total	¥ 79	$ 12	¥ 248